UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2022

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HMNF	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, the Board of Directors (the “Board”) of HMN Financial, Inc. (the “Company”), upon the recommendation of its Governance and Nominating Committee, increased the size of the Board from eight to nine member and elected Jeffrey W. Bolton to fill the resulting vacancy, with a term to expire at the Company’s annual meeting of stockholders to be held in 2025. There are no arrangements or understandings between Mr. Bolton and any other person pursuant to which either was appointed a director of the Company, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, Mr. Bolton will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2022.

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on April 26, 2022 (the “Annual Meeting”). On March 2, 2022, the record date for the Annual Meeting, there were 4,569,950 shares of common stock issued and outstanding. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

1.
The stockholders elected two directors to serve until the conclusion of the third succeeding annual meeting of stockholders or until their successors have been duly elected and qualified. The votes regarding this proposal were as follows:

Terms expiring in 2025:	For	Withheld	Broker Non-Votes
Wendy S. Shannon	2,554,037.975	629,450.709	622,266.000
Hans K. Zietlow	2,357,240.218	826,248.466	622,266.000

2.	The stockholders voted by a non-binding advisory vote to approve the compensation of the Company’s executives as disclosed in the proxy statement. The votes regarding this proposal were as follows:

Votes for the proposal	2,334,214.134
Votes against the proposal	745,936.505
Votes abstaining	103,338.045
Broker Non-Votes	622,266.000

3.	The stockholders ratified the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for 2022. The votes regarding this proposal were as follows:

Votes for the proposal	3,775,222.017
Votes against the proposal	21,956.182
Votes abstaining	8,576.485

Item 7.01         Regulation FD Disclosure.

On April 27, 2022, the Company issued a press release regarding the information disclosed in Item 5.02 above and a dividend declaration. The text of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 7.01. The information included in the press release is to be considered furnished under the Securities Exchange Act of 1934, as amended.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
99	Press Release date April 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: April 27, 2022	By /s/ Jon Eberle
Jon Eberle Senior Vice President, Chief Financial Officer and Treasurer

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